Alpha Alternative Assets Fund

(formerly A3 Alternative Income Fund)

Ticker:	AAACX

Supplement dated September 1, 2022 to the Prospectus dated December 23, 2021

Effective September 1, 2022, Alpha Growth Management LLC will serve as the Fund’s adviser pursuant to an interim advisory agreement. A3 Financial Investments, LLC had served as the Fund’s investment adviser since the Fund commenced operations on October 1, 2019. At a special meeting of the Board held on August 4, 2022, the Board approved an interim investment advisory agreement (the “Interim Agreement”) between Alpha Growth and the Fund. In addition, the Fund expects to replace the Interim Agreement with a new investment advisory agreement with Alpha Growth (the “New Advisory Agreement”) and a new subadvisory agreement with Haven Asset Management (Interval Funds) LLC (the “New Subadvisory Agreement”), both subject to shareholder approval which is expected to occur later in September 2022.

As a result of the Fund’s transition in advisers, the Board approved a revised expense limitation agreement with Alpha Growth. Accordingly, the Fund’s fee and expenses table and expense examples are hereby restated as follows:

FUND EXPENSES

Shareholder Transaction Expenses	Percentage of Offering Price
Maximum Sales Load	None
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase	None

Annual Fund Operating Expenses	Percentage of Net Assets Attributable to Shares of Beneficial Interest
Management Fees	1.50%
Interest Payments on Borrowed Funds(1)	0.00%
Other Expenses(2)	4.16%
Acquired Fund Fees and Expenses(3)	2.22%
Total Annual Expenses	7.88%
Fee Waiver and Reimbursement	(3.26)%
Total Annual Expenses (after fee waiver and reimbursement)(4)	4.62%

(1)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected borrowing during the current fiscal year. Additionally, the interest rate used is based on an estimate of applicable market rates and is subject to change.

(2)	The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. Other expenses include accounting, legal and auditing fees, reimbursement of the compensation for administrative personnel and fees payable to the Fund’s independent trustees. Other expenses have been restated to reflect current expenses. For a more complete description of the various costs and expenses of the Fund, see “Fees and Expenses.”

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the Fund’s financial highlights.

(4)

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2024, to waive its management fees and to pay or absorb the ordinary annual operating expenses of the Fund and the organizational and offering expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, distribution and shareholder servicing fees, and extraordinary expenses), to the extent that its management fees plus the Fund’s expenses exceed 2.40% per annum of the Fund’s average daily net assets attributable to Class I Shares and Class A Shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment. The example assumes annual expenses attributable to shares remain unchanged from the levels described in the Fund Expenses Table above and only accounts for the Expense Limitation Agreement through its expiration on January 31, 2024 and shares earn a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$46	$200	$345	$672

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

Additionally, the last paragraph of the section entitled “Investment Adviser” on page 44 of the Fund’s prospectus is hereby deleted and restated as follows:

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2024, to waive its management fees and to pay or absorb the ordinary annual operating expenses of the Fund and the organizational and offering expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, distribution and shareholder servicing fees, and extraordinary expenses), to the extent that its management fees plus the Fund’s expenses exceed 2.40% per annum of the Fund’s average daily net assets attributable to Class I Shares and Class A Shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), December 23, 2021. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.